                                                                                                                             UNITED STATES

                                                                                                SECURITIES AND EXCHANGE COMMISSION

                                                                                                                    Washington, D. C. 20549

                                                                                                                               FORM 8-K

                                                                                                                          CURRENT REPORT

                                                                                         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                                                                                                Date of Report

                                                                                                                               February 6, 2018

                                                                                                                  (Date of earliest event reported)

                                                                                                                               CHEE CORP.

                                                                                                   (Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	0001696898 (Commission File Number)	32-0509577 (IRS employer identification no.)
Shandong Province, Haiyang City, Environmental protection district, Building15# unit3, room302, 265100, China (Address of principal executive offices, including zip code)		(318) 217-4394 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On February 08, 2018, we engaged MICHAEL GILLESPIE & ASSOCIATES, PLLC as our independent registered public accounting firm to audit the Company’s consolidated financial statements as of January 31, 2018 and for the year then ended. MICHAEL GILLESPIE & ASSOCIATES, PLLC will be performing reviews of the unaudited consolidated quarterly financial statements to be included in the Company’s annual reports on Form 10-K for the year ended January 31, 2018 as well as going forward.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged MICHAEL GILLESPIE & ASSOCIATES, PLLC as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult MICHAEL GILLESPIE & ASSOCIATES, PLLC with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEE CORP.

Date: February 12, 2018

                                                                                                                                                                                                                                                                                                                                                                                                 /s/ Jiang Da Wei

                                                                                                                                                                                                                                                                                                                                                                                                      Jiang Da Wei

                                                                                                                                                                                                                                                                                                                                                                                                            President